SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 18, 1998


                          MARINE TRANSPORT CORPORATION
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             (Exact name of registrant as specified in its charter)


  Delaware                   No.: 001-10583                 13-2625280
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(State or other                (Commission               (I.R.S. employer
jurisdiction of                file number)               identification number)
incorporation)

                   1200 Harbor Boulevard, Weehawken, NJ   07087
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 330-0200
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                  OMI Corp., 90 Park Avenue, New York, NY 10016
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          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     On June 18, 1998, Marine Transport Corporation, formerly known as OMI Corp. (the "Registrant"), completed its acquisition (the "Acquisition") of 100% of the issued and outstanding shares of common stock of Marine Transport Lines, Inc. ("MTL"), a privately held Delaware corporation. The Registrant acquired the stock of MTL from selling shareholders of MTL (the "MTL Shareholders") in exchange for 1,784,554 (after giving effect to the Registrant's previously announced 1 for 10 reverse stock split) newly issued shares of the Registrant's common stock, par value $.50 per share (the "Common Stock") pursuant to the Acquisition Agreement (the "Acquisition Agreement"), dated as of September 15, 1997, by and among the Registrant, Universal Bulk Carriers, Inc., a Liberian corporation ("UBC"), MTL and the MTL Shareholders, attached as Exhibit 10.1 to this Form 8-K. Based on the closing price of the Registrant's Common Stock on the Nasdaq National Market as of June 18, 1998, the aggregate fair market value of the Registrant's shares issued to MTL Shareholders was $15,370,004. Pursuant to the Acquisition Agreement, Craig H. Stevenson, Jr., Jack Goldstein, Robert Bugbee, Constantine G. Caras, Steven D. Jellinek, Livio M. Borghese, Emanuel L. Rouvelas and Marianne K. Smythe, then current directors of the Registrant, each resigned his or her directorship, and the following directors, divided into three classes of three directors per class, were elected by the Registrant's stockholders:

Name                                       Class and Year Term Expires
----                                       ---------------------------

Stanley B. Rich                            Class I, 1999
Mark L. Filanowski                         Class I, 1999
Jonathan Blank                             Class I, 1999
Paul B. Gridley                            Class II, 2000
William M. Kearns, Jr.                     Class II, 2000
Jerome Shelby                              Class III, 2001
Richard T. du Moulin                       Class III, 2001
Elaine L. Chao                             Class III, 2001

Michael Klebanoff remained                 Class II, 2000
a director of the Registrant

     The new directors beneficially own 18.2% of the Common Stock of the Registrant. Pursuant to the Acquisition, the MTL Shareholders acquired in the aggregate 31.8% of the outstanding Common Stock of the Registrant.

Item 2. Acquisition or Disposition of Assets.

     On June 16, 1998, pursuant to the Acquisition Agreement, the Registrant acquired 2,223,124 shares of the issued and outstanding common stock of MTL from the MTL Shareholders in exchange for 56,219 (after giving effect to the Registrant's previously announced 1 for 10 reverse stock split) newly issued shares of the Registrant's Common Stock, having an aggregate fair market value of $5 million. The number of shares of the Registrant's Common Stock issued to the MTL Shareholders was based on the trading price for the Registrant's Common Stock and was arrived at based on negotiations between the Registrant and the MTL Shareholders.

     MTL is a diversified ship owner and operator. MTL owns seven ships (in whole or in part) and manages an additional fifteen ships for other owners. MTL operates its owned vessels either for (i) its own account through long-term contracts of affreightment or contracts for the carriage of cargo in the spot market, or (ii) the account of others through long-term charters to its customers. MTL also manages ships for other owners, including major industrial customers (primarily U.S. based) and the U.S. government. MTL's operating fleet consists of fifteen U.S. flag vessels and seven foreign flag vessels ranging in size from approximately 4,000 deadweight toms ("dwt") to approximately 191,000 dwt.

     Following the vote by the Registrant's stockholders approving and adopting the Acquisition Agreement, the Registrant consummated several transactions by which the Registrant's foreign and domestic shipping operations were separated. On June 17, 1998, the Registrant distributed all of the stock (the
"Distribution")  of  OMI  Corporation,   a  Marshall  Islands  corporation  (and
successor  to UBC) and a  wholly  owned  subsidiary  of the  Registrant,  to its stockholders through a tax-free distribution pursuant to a Distribution Agreement, dated as of June 17, 1998, by and between the Registrant and OMI Corporation, attached as Exhibit 10.3 to this Form 8-K. OMI Corporation holds the assets and liabilities, and conducts the operations of the Registrant's foreign business. As a result of the Distribution and related transactions, the stockholders of the Registrant are now stockholders of two separate, publicly traded companies: 1) Marine Transport Corporation, an entity engaged in domestic shipping operations and certain operations of MTL, which is managed by certain former officers and directors of MTL, and 2) OMI Corporation, an entity engaged in international shipping operations, which is managed by certain former officers and directors of the former OMI Corp. The stockholders of the Registrant became stockholders of OMI Corporation as a result of the Distribution; no consideration was given for the distribution of shares of stock in OMI Corporation.

     On June 18, 1998, pursuant to the Acquisition Agreement, the Registrant acquired the remaining outstanding shares of the common stock of MTL from the MTL Shareholders solely in exchange for 1,728,334 (after giving effect to the Registrant's previously announced 1 for 10 reverse stock split) newly issued shares of the Registrant's Common Stock. The consideration paid by the Registrant for such common stock of MTL is subject to certain adjustments as set forth in the Acquisition Agreement and under no circumstances will the Registrant issue an amount of Common Stock to the MTL Shareholders in excess of 44% of the issued and outstanding shares of the Registrant's Common Stock.

     Pursuant to the Acquisition Agreement, the following MTL Shareholders became directors and/or officers of the Registrant:

Name                             Position in Registrant
----                             ----------------------
Richard T. du Moulin             Chairman of the Board, President and
                                 Chief Executive Officer
Mark L. Filanowski               Senior Vice President, Chief Financial
                                 Officer and Director
Paul B. Gridley                  Director
Jerome Shelby                    Director
William M. Kearns, Jr.           Director
Stanley B. Rich                  Director
Peter N. Popov                   Vice President, Secretary and General Counsel
Jeffrey M. Miller                Vice President, Marketing

Item 5. Other Events.

     On June 18, 1998, the Registrant filed a Certificate of Amendment of Restated Certificate of Incorporation (i) reducing the number of shares of stock which the Registrant was authorized to issue so that the Reverse Stock Split could be effected and (ii) changing the name of the Registrant from OMI Corp. to Marine Transport Corporation, which Amendment was approved by the Registrant's stockholders at the Annual Meeting of the stockholders of Registrant on June 15, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a)   Financial Statements of Business Acquired.

     Set forth below are the financial statements of MTL filed as a part of this report, all of which are incorporated by reference to the Registrant's Proxy Statement on Schedule 14A, filed on May 15, 1998 (File No. 000-11573):

          (1)  Report of Independent Auditors;

          (2)  Consolidated Balance Sheets as of December 31, 1997 and 1996;

          (3) Consolidated Statements of Operations and Accumulated Deficit for the years ended December 31, 1997, 1996 and 1995;

          (4) Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and

          (5)  Notes to Consolidated Financial Statements.

b)   Pro Forma Financial Information.

     Set forth below is the pro forma financial information filed as a part of this report, all of which is incorporated by reference to the Registrant's Proxy Statement on Schedule 14A, filed on May 15, 1998 (File No. 000-11573):

     (1) OMI Corp. and Subsidiaries Unaudited Pro Forma Condensed Balance Sheet as of December 31, 1997; and

     (2) OMI Corp. and Subsidiaries Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1997.

c) Exhibits.

     10.1 Acquisition Agreement, dated as of September 15, 1997, by and among OMI Corp., Universal Bulk Carriers, Inc., Marine Transport Lines, Inc. and the persons set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.13 to the Form 10-Q Report of the Registrant for the quarterly period ended September 30, 1997 (File No. 000-11573).

     10.2 Amendment No. 1 to Acquisition Agreement, dated as of September 15, 1997, by and among OMI Corp., Universal Bulk Carriers, Inc., Marine Transport Lines, Inc. and the persons set forth on Exhibit A attached thereto.

     10.3 Distribution Agreement, dated as of June 17, 1998, by and between OMI Corp. and OMI Corporation, a Marshall Islands corporation.

     10.4 Tax Cooperation Agreement, dated as of June 17, 1998, by and between OMI Corp. and OMI Corporation, a Marshall Islands corporation.

     17.1 Letter of resignation from Craig H. Stevenson, Jr.

     17.2 Letter of resignation from Jack Goldstein.

     17.3 Letter of resignation from Steven D. Jellinek.

     17.4 Letter of resignation from Livio M. Borghese.

     17.5 Letter of resignation from Emanuel L. Rouvelas.

     17.6 Letter of resignation from Constantine G. Caras.

     17.7 Letter of resignation from Marianne K. Smythe.

     17.8 Letter of resignation from Robert Bugbee.

     20.1 Definitive   Proxy   Statement,   incorporated  by  reference  to  the
          Registrant's Proxy Statement on Schedule 14A, filed on May 15, 1998 (File No. 000-11573).

     99.1 Press Release dated June 17, 1998.

     99.2 Press Release dated June 17, 1998.

     99.3 Press Release dated June 16, 1998.

     99.4 Press Release dated June 5, 1998.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARINE TRANSPORT CORPORATION
                                          (formerly known as OMI Corp.)



                                           By:  /s/ Mark Filanowski
                                                -------------------
                                                Name:    Mark Filanowski
                                                Title:   Senior Vice President

Dated: July 6, 1998

                                  Exhibit Index

10.1 Acquisition Agreement, dated as of September 15, 1997, by and among OMI Corp., Universal Bulk Carriers, Inc., Marine Transport Lines, Inc. and the persons set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.13 to the Form 10-Q Report of the Registrant for the quarterly period ended September 30, 1997 (File No. 000-11573).

10.2 Amendment No. 1 to Acquisition Agreement, dated as of September 15, 1997, by and among OMI Corp., Universal Bulk Carriers, Inc., Marine Transport Lines, Inc. and the persons set forth on Exhibit A attached thereto.

10.3 Distribution Agreement, dated as of June 17, 1998, by and between OMI Corp. and OMI Corporation, a Marshall Islands corporation.

10.4 Tax Cooperation Agreement, dated as of June 17, 1998, by and between OMI Corp. and OMI Corporation, a Marshall Islands corporation.

17.1 Letter of resignation from Craig H. Stevenson, Jr.

17.2 Letter of resignation from Jack Goldstein.

17.3 Letter of resignation from Steven D. Jellinek.

17.4 Letter of resignation from Livio M. Borghese.

17.5 Letter of resignation from Emanuel L. Rouvelas.

17.6 Letter of resignation from Constantine G. Caras.

17.7 Letter of resignation from Marianne K. Smythe.

17.8 Letter of resignation from Robert Bugbee.

20.1 Definitive Proxy Statement, incorporated by reference to Schedule 14A of the Registrant, filed on May 15, 1998 (File No. 000-11573).

99.1 Press Release dated June 17, 1998.

99.2 Press Release dated June 17, 1998.

99.3 Press Release dated June 16, 1998.

99.4 Press Release dated June 5, 1998.